Exhibit 99.1
Couchbase Announces Fourth Quarter and Fiscal 2024 Financial Results
Santa Clara, Calif., - March 5, 2024 – Couchbase, Inc. (NASDAQ: BASE), the cloud database platform company, today announced financial results for its fourth quarter and fiscal year ended January 31, 2024.
“We finished fiscal 2024 on a strong note, highlighted by 25% ARR growth, and marking a historical year for Couchbase,” said Matt Cain, Chair, President and CEO of Couchbase. “In addition to delivering results that exceeded the high end of our guidance range on all metrics, we achieved an important milestone with Capella, which now represents 11% of our ARR and over 25% of our customer base. As we look ahead towards fiscal 2025, I’m confident that we have the differentiated platform and operational rigor to achieve our next phase of growth.”
Fourth Quarter Fiscal 2024 Financial Highlights
•Revenue: Total revenue for the quarter was $50.1 million, an increase of 20% year-over-year. Subscription revenue for the quarter was $48.1 million, an increase of 26% year-over-year.
•Annual recurring revenue (ARR): Total ARR as of January 31, 2024 was $204.2 million, an increase of 25% year-over-year as reported and on a constant currency basis. See the section titled “Key Business Metrics” below for details.
•Gross margin: Gross margin for the quarter was 89.7%, compared to 85.7% for the fourth quarter of fiscal 2023. Non-GAAP gross margin for the quarter was 90.4%, compared to 86.3% for the fourth quarter of fiscal 2023. See the section titled “Use of Non-GAAP Financial Measures” and the tables titled “Reconciliation of GAAP to Non-GAAP Results” below for details.
•Loss from operations: Loss from operations for the quarter was $22.6 million, compared to $18.5 million for the fourth quarter of fiscal 2023. Non-GAAP operating loss for the quarter was $4.1 million, compared to $9.9 million for the fourth quarter of fiscal 2023.
•Cash flow: Cash flow used in operating activities for the quarter was $6.5 million, compared to $10.2 million in the fourth quarter of fiscal 2023. Capital expenditures were $1.3 million during the quarter, leading to negative free cash flow of $7.7 million, compared to negative free cash flow of $11.8 million in the fourth quarter of fiscal 2023.
•Remaining performance obligations (RPO): RPO as of January 31, 2024 was $241.8 million, an increase of 46% year-over-year.
Full Year Fiscal 2024 Financial Highlights
•Revenue: Total revenue for the year was $180.0 million, an increase of 16% year-over-year. Subscription revenue for the year was $171.6 million, an increase of 20% year-over-year.
•Gross margin: Gross margin for the year was 87.7%, compared to 86.9% for fiscal 2023. Non-GAAP gross margin for the year was 88.5%, compared to 87.6% for fiscal 2023.

•Loss from operations: Loss from operations for the year was $84.5 million, compared to $69.3 million for fiscal 2023. Non-GAAP operating loss for the year was $31.3 million, compared to $41.3 million for fiscal 2023.
•Cash flow: Cash flows used in operating activities for the year were $26.9 million, compared to $41.2 million in fiscal 2023. Capital expenditures were $4.7 million during the year, leading to negative free cash flow of $31.6 million, compared to negative free cash flow of $46.8 million in fiscal 2023.
Recent Business Highlights
•Announced vector search as a new feature in Couchbase Capella™ and Couchbase Server to help businesses bring to market a new class of AI-powered adaptive applications that engage users in a hyper-personalized and contextualized way. Couchbase is the first database company to announce it will offer vector search optimized for running onsite, across clouds and to mobile and IoT devices at the edge, paving the way for organizations to run adaptive applications anywhere, including offline.
•Announced it is extending its AI partner ecosystem with LangChain and LlamaIndex support to further boost developer productivity. The integration with LangChain enables a common API interface to converse with a broad library of large language models (LLMs). Similarly, the integration with LlamaIndex will provide developers with even more choices for LLMs when building adaptive applications. These ecosystem integrations will accelerate query prompt assembly, improve response validation and facilitate retrieval-augmented generation (RAG) applications.
•Announced new enterprise features, including new file-based index rebalancing, reducing times by up to 80%, one-step upgrade from Couchstore to Magma storage engine without stopping the front-end workloads, faster failover times and query simplification. Couchbase continues to invest at a rapid pace to enhance its platform with new enterprise and developer features.
•Announced the general availability of Capella iQ, a co-pilot for coding. Capella iQ allows developers to interact with Couchbase Capella using natural language conversation, making database interactions more intuitive, efficient and accessible.
•Couchbase Capella was named Best Cloud Data Management Solution at the 2023-2024 Cloud Awards for its performance, versatility and community.
Financial Outlook

For the first quarter and full year of fiscal 2025, Couchbase expects:

	Q1 FY2025 Outlook	FY2025 Outlook
Total Revenue	$48.1-48.9 million	$203.0-207.0 million
Total ARR	$206.5-209.5 million	$235.5-240.5 million
Non-GAAP Operating Loss	$8.5-7.5 million	$27.5-22.5 million
The guidance provided above is based on several assumptions that are subject to change and many of which are outside our control. If actual results vary from these assumptions, our expectations may change. There can be no assurance that we will achieve these results.

Couchbase is not able, at this time, to provide GAAP targets for operating loss for the first quarter or full year of fiscal 2025 because of the difficulty of estimating certain items excluded from non-GAAP operating loss that cannot be reasonably predicted, such as charges related to stock-based compensation expense. The effect of these excluded items may be significant.
Conference Call Information
Couchbase will host a live webcast at 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time) on Tuesday, March 5, 2024, to discuss its financial results and business highlights. The conference call can be accessed by dialing 877-407-8029 from the United States, or +1 201-689-8029 from international locations. The live webcast and a webcast replay can be accessed from the investor relations page of Couchbase’s website at investors.couchbase.com.
About Couchbase
Modern customer experiences need a flexible database platform that can power applications spanning from cloud to edge and everything in between. Couchbase’s mission is to simplify how developers and architects develop, deploy and run modern applications wherever they are. We have reimagined the database with our fast, flexible and affordable cloud database platform Couchbase Capella, allowing organizations to quickly build applications that deliver premium experiences to their customers – all with best-in-class price performance. More than 30% of the Fortune 100 trust Couchbase to power their modern applications. For more information, visit www.couchbase.com and follow us on X (formerly Twitter) @couchbase.
Couchbase has used, and intends to continue using, its investor relations website and the corporate blog at blog.couchbase.com to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website and the corporate blog in addition to following our press releases, SEC filings and public conference calls and webcasts.

Use of Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, we believe certain non-GAAP financial measures are useful to investors in evaluating our operating performance. We use certain non-GAAP financial measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, may be helpful to investors because they provide consistency and comparability with past financial performance and meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations or outlook. Non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP financial measures used by other companies. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures (provided in the financial statement tables included in this press release), and not to rely on any single financial measure to evaluate our business.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss and non-GAAP net loss per share: We define these non-GAAP financial measures as their respective GAAP measures, excluding expenses related to stock-based compensation expense, employer payroll taxes on employee stock transactions, restructuring charges and impairment of capitalized internal-use software. We use these non-GAAP financial measures in conjunction with GAAP measures to assess our performance, including in the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.
Beginning with the fourth quarter of fiscal 2024, we have excluded the impairment of capitalized internal-use software, a non-cash operating expense, from our non-GAAP results as it is not reflective of ongoing operating results. This impairment charge relates to certain previously capitalized internal-use software that we determined would no longer be placed into service. Prior period non-GAAP financial measures have not been adjusted to reflect this change as we did not incur impairment of capitalized internal-use software in any prior period presented.
Free cash flow: We define free cash flow as cash used in operating activities less additions to property and equipment, which includes capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.
Please see the reconciliation tables at the end of this press release for the reconciliation of GAAP and non-GAAP results.

Key Business Metrics
We review a number of operating and financial metrics, including ARR, to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions.
We define ARR as of a given date as the annualized recurring revenue that we would contractually receive from our customers in the month ending 12 months following such date. Based on historical experience with customers, we assume all contracts will be automatically renewed at the same levels unless we receive notification of non-renewal and are no longer in negotiations prior to the measurement date. ARR also includes revenue from consumption-based cloud credits of Couchbase Capella products. ARR for Couchbase Capella products in a customer’s initial year is calculated as described above; after a customer’s initial year it is calculated by annualizing the prior 90 days of actual consumption, assuming no increases or reductions in usage. ARR excludes revenue derived from the use of cloud products only based on on-demand arrangements and services revenue. ARR should be viewed independently of revenue, and does not represent our revenue under GAAP on an annualized basis, as it is an operating metric that can be impacted by contract start and end dates and renewal dates. ARR is not intended to be a replacement for forecasts of revenue. Although we seek to increase ARR as part of our strategy of targeting large enterprise customers, this metric may fluctuate from period to period based on our ability to acquire new customers and expand within our existing customers. We believe that our ARR is an important indicator of the growth and performance of our business.
We also attempt to represent the changes in the underlying business operations by eliminating fluctuations caused by changes in foreign currency exchange rates within the current period. We calculate constant currency growth rates by applying the applicable prior period exchange rates to current period results.

Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include, but are not limited to, quotations of management, the section titled “Financial Outlook” above and statements about Couchbase’s market position, strategies and potential market opportunities. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “continue,” “could,” “potential,” “remain,” “may,” “might,” “will,” “would” or similar expressions and the negatives of those terms. However, not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including factors beyond our control, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to: our history of net losses and ability to achieve or maintain profitability in the future; our ability to continue to grow on pace with historical rates; our ability to manage our growth effectively; intense competition and our ability to compete effectively; cost-effectively acquiring new customers or obtaining renewals, upgrades or expansions from our existing customers; the market for our products and services being relatively new and evolving, and our future success depending on the growth and expansion of this market; our ability to innovate in response to changing customer needs, new technologies or other market requirements, including new capabilities, programs and partnerships and their impact on our customers and our business; our limited operating history, which makes it difficult to predict our future results of operations; the significant fluctuation of our future results of operations and ability to meet the expectations of analysts or investors; our significant reliance on revenue from subscriptions, which may decline and, the recognition of a significant portion of revenue from subscriptions over the term of the relevant subscription period, which means downturns or upturns in sales are not immediately reflected in full in our results of operations; and the impact of geopolitical and macroeconomic factors. Further information on risks that could cause actual results to differ materially from forecasted results are included in our filings with the Securities and Exchange Commission that we may file from time to time, including those more fully described in our Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2023. Additional information will be made available in our Annual Report on Form 10-K for the year ended January 31, 2024 that will be filed with the Securities and Exchange Commission, which should be read in conjunction with this press release and the financial results included herein. Any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.
Investor Contact:
Edward Parker
ICR for Couchbase
IR@couchbase.com
Media Contact:
Michelle Lazzar
Couchbase Communications
CouchbasePR@couchbase.com

Couchbase, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Revenue:
License	$7,196	$4,977	$21,514	$19,885
Support and other	40,865	33,158	150,040	123,010
Total subscription revenue	48,061	38,135	171,554	142,895
Services	2,028	3,488	8,483	11,929
Total revenue	50,089	41,623	180,037	154,824
Cost of revenue:
Subscription(1)	3,580	3,214	14,647	10,762
Services(1)	1,560	2,738	7,435	9,497
Total cost of revenue	5,140	5,952	22,082	20,259
Gross profit	44,949	35,671	157,955	134,565
Operating expenses:
Research and development(1)	16,491	15,000	64,069	57,760
Sales and marketing(1)	34,055	29,303	130,558	111,067
General and administrative(1)	11,840	8,207	42,663	33,390
Impairment of capitalized internal-use software	5,156	—	5,156	—
Restructuring(1)	—	1,663	46	1,663
Total operating expenses	67,542	54,173	242,492	203,880
Loss from operations	(22,593)	(18,502)	(84,537)	(69,315)
Interest expense	—	(25)	(43)	(101)
Other income (expense), net	1,766	1,938	5,752	1,960
Loss before income taxes	(20,827)	(16,589)	(78,828)	(67,456)
Provision for income taxes	575	25	1,355	1,038
Net loss	$(21,402)	$(16,614)	$(80,183)	$(68,494)
Net loss per share, basic and diluted	$(0.44)	$(0.37)	$(1.70)	$(1.53)
Weighted-average shares used in computing net loss per share, basic and diluted	48,513	45,281	47,175	44,787
_______________________________
(1)Includes stock-based compensation expense as follows:

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Cost of revenue—subscription	$148	$144	$707	$535
Cost of revenue—services	116	116	529	433
Research and development	3,422	2,046	12,920	7,937
Sales and marketing	4,310	2,563	15,771	9,426
General and administrative	4,630	1,922	15,846	7,390
Restructuring	—	65	1	65
Total stock-based compensation expense	$12,626	$6,856	$45,774	$25,786

Couchbase, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of January 31, 2024	As of January 31, 2023

Assets
Current assets
Cash and cash equivalents	$41,351	$40,446
Short-term investments	112,281	127,856
Accounts receivable, net	44,848	39,847
Deferred commissions	15,421	13,096
Prepaid expenses and other current assets	10,385	8,234
Total current assets	224,286	229,479
Property and equipment, net	5,327	7,430
Operating lease right-of-use assets	4,848	6,940
Deferred commissions, noncurrent	11,400	7,524
Other assets	1,891	1,666
Total assets	$247,752	$253,039
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$4,865	$1,407
Accrued compensation and benefits	18,116	12,641
Other accrued expenses	4,581	6,076
Operating lease liabilities	3,208	3,117
Deferred revenue	81,736	71,716
Total current liabilities	112,506	94,957
Operating lease liabilities, noncurrent	2,078	4,543
Deferred revenue, noncurrent	2,747	3,275
Total liabilities	117,331	102,775
Stockholders’ equity
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	621,024	561,547
Accumulated other comprehensive loss	56	(807)
Accumulated deficit	(490,659)	(410,476)
Total stockholders’ equity	130,421	150,264
Total liabilities and stockholders’ equity	$247,752	$253,039

Couchbase, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Cash flows from operating activities
Net loss	$(21,402)	$(16,614)	$(80,183)	$(68,494)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	390	867	2,424	3,171
Stock-based compensation, net of amounts capitalized	12,626	6,856	45,774	25,786
Amortization of deferred commissions	4,886	4,447	18,628	16,996
Non-cash lease expense	762	757	3,075	2,909
Impairment of capitalized internal-use software	5,156	—	5,156	—
Foreign currency transaction (gains) losses	116	(774)	765	524
Other	(973)	(593)	(3,553)	(416)
Changes in operating assets and liabilities
Accounts receivable	(14,496)	(16,941)	(5,382)	(3,537)
Deferred commissions	(10,937)	(5,321)	(24,829)	(17,590)
Prepaid expenses and other assets	(3,111)	(850)	(2,274)	(159)
Accounts payable	1,712	(1,971)	3,447	(495)
Accrued compensation and benefits	8,989	3,579	5,472	(3,497)
Other accrued expenses	1,481	2,803	(1,516)	3,103
Operating lease liabilities	(828)	(824)	(3,389)	(2,754)
Deferred revenue	9,179	14,376	9,492	3,268
Net cash used in operating activities	(6,450)	(10,203)	(26,893)	(41,185)
Cash flows from investing activities
Purchases of short-term investments	(40,704)	(33,976)	(131,160)	(144,613)
Maturities of short-term investments	39,322	45,750	151,296	126,893
Additions to property and equipment	(1,285)	(1,553)	(4,710)	(5,646)
Net cash provided by (used in) investing activities	(2,667)	10,221	15,426	(23,366)
Cash flows from financing activities
Proceeds from exercise of stock options	3,580	1,189	10,933	5,222
Proceeds from issuance of common stock under ESPP	—	—	2,000	4,484
Net cash provided by financing activities	3,580	1,189	12,933	9,706
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(19)	458	(561)	(397)
Net increase (decrease) in cash, cash equivalents and restricted cash	(5,556)	1,665	905	(55,242)
Cash, cash equivalents, and restricted cash at beginning of period	47,450	39,324	40,989	96,231
Cash, cash equivalents, and restricted cash at end of period	$41,894	$40,989	$41,894	$40,989
Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown above:
Cash and cash equivalents	$41,351	$40,446	$41,351	$40,446
Restricted cash included in other assets	543	543	543	543
Total cash, cash equivalents and restricted cash	$41,894	$40,989	$41,894	$40,989

Couchbase, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Reconciliation of GAAP gross profit to non-GAAP gross profit:
Total revenue	$50,089	$41,623	$180,037	$154,824
Gross profit	$44,949	$35,671	$157,955	$134,565
Add: Stock-based compensation expense	264	260	1,236	968
Add: Employer taxes on employee stock transactions	61	5	147	41
Non-GAAP gross profit	$45,274	$35,936	$159,338	$135,574
Gross margin	89.7%	85.7%	87.7%	86.9%
Non-GAAP gross margin	90.4%	86.3%	88.5%	87.6%

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP research and development	$16,491	$15,000	$64,069	$57,760
Less: Stock-based compensation expense	(3,422)	(2,046)	(12,920)	(7,937)
Less: Employer taxes on employee stock transactions	(181)	(27)	(611)	(165)
Non-GAAP research and development	$12,888	$12,927	$50,538	$49,658

GAAP sales and marketing	$34,055	$29,303	$130,558	$111,067
Less: Stock-based compensation expense	(4,310)	(2,563)	(15,771)	(9,426)
Less: Employer taxes on employee stock transactions	(377)	(76)	(1,154)	(294)
Non-GAAP sales and marketing	$29,368	$26,664	$113,633	$101,347

GAAP general and administrative	$11,840	$8,207	$42,663	$33,390
Less: Stock-based compensation expense	(4,630)	(1,922)	(15,846)	(7,390)
Less: Employer taxes on employee stock transactions	(77)	(8)	(341)	(106)
Non-GAAP general and administrative	$7,133	$6,277	$26,476	$25,894

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Reconciliation of GAAP operating loss to non-GAAP operating loss:
Total revenue	$50,089	$41,623	$180,037	$154,824
Loss from operations	$(22,593)	$(18,502)	$(84,537)	$(69,315)
Add: Stock-based compensation expense	12,626	6,791	45,773	25,721
Add: Employer taxes on employee stock transactions	696	116	2,253	606
Add: Impairment of capitalized internal-use software	5,156	—	5,156	—
Add: Restructuring(2)	—	1,663	46	1,663
Non-GAAP operating loss	$(4,115)	$(9,932)	$(31,309)	$(41,325)
Operating margin	(45)%	(44)%	(47)%	(45)%
Non-GAAP operating margin	(8)%	(24)%	(17)%	(27)%

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Reconciliation of GAAP net loss to non-GAAP net loss:
Net loss	$(21,402)	$(16,614)	$(80,183)	$(68,494)
Add: Stock-based compensation expense	12,626	6,791	45,773	25,721
Add: Employer taxes on employee stock transactions	696	116	2,253	606
Add: Impairment of capitalized internal-use software	5,156	—	5,156	—
Add: Restructuring(2)	—	1,663	46	1,663
Non-GAAP net loss	$(2,924)	$(8,044)	$(26,955)	$(40,504)
GAAP net loss per share	$(0.44)	$(0.37)	$(1.70)	$(1.53)
Non-GAAP net loss per share	$(0.06)	$(0.18)	$(0.57)	$(0.90)
Weighted average shares outstanding, basic and diluted	48,513	45,281	47,175	44,787
_______________________________
(2)For the twelve months ended January 31, 2024 and the three and twelve months ended January 31, 2023, an immaterial amount of stock-based compensation expense related to restructuring charges was included in the restructuring expense line.
The following table presents a reconciliation of free cash flow to net cash used in operating activities, the most directly comparable GAAP measure, for each of the periods indicated (in thousands, unaudited):

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Net cash used in operating activities	$(6,450)	$(10,203)	$(26,893)	$(41,185)
Less: Additions to property and equipment	(1,285)	(1,553)	(4,710)	(5,646)
Free cash flow	$(7,735)	$(11,756)	$(31,603)	$(46,831)
Net cash provided by (used in) investing activities	$(2,667)	$10,221	$15,426	$(23,366)
Net cash provided by financing activities	$3,580	$1,189	$12,933	$9,706

Couchbase, Inc.
Key Business Metrics
(in millions)
(unaudited)

	As of
	April 30,	July 31,	Oct. 31,	Jan. 31,	April 30,	July 31,	Oct. 31,	Jan. 31,
	2022	2022	2022	2023	2023	2023	2023	2024
Annual Recurring Revenue	$139.7	$145.2	$151.7	$163.7	$172.2	$180.7	$188.7	$204.2